C E LS I US HO LD IN GS , IN C . | QU A RT E R 3, 2 02 4 IN V E S TOR P R E S E N TAT ION INVESTOR Q1 2025 FINANCIAL RESULTS PRESENTATION May 6, 2025 In conjunction with moderate fitness activity, Celsius is clinically proven to accelerate metabolism and burn body fat

SAFE HARBOR &
NON-GAAP MEASURES

Forward-Looking Statements

This press release contains statements by Celsius Holdings, Inc. ("Celsius Holdings", "we", "us", "our" or the "Company") that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, our prospects, plans, business strategy and expected financial and operational results. You can identify these statements by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would", "could", "project", "plan", "potential", "designed", "seek", "target", variations of these terms, the negatives of such terms and similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. You should not rely on forward-looking statements because our actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: changes to our commercial agreements with PepsiCo, Inc.; management's plans and objectives for international expansion and global operations; general economic and business conditions; our business strategy for expanding our presence in our industry; our expectations of revenue; operating costs and profitability; our expectations regarding our strategy and investments; our ability to successfully integrate businesses that we acquire, including Alani Nu; our ability to achieve the benefits that we expect to realize as a result of our acquisitions, including Alani Nu; the potential negative impact on our financial condition and results of operations if we fail to achieve the benefits that we expect to realize as a result of our business acquisitions, including Alani Nu; liabilities of the businesses that we acquire that are not known to us; our expectations regarding our business, including market opportunity, consumer demand and our competitive advantage; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; the Company's ability to comply with the rules and regulations of the Securities and Exchange Commission (the "SEC"); and those other risks and uncertainties discussed in the reports we file with the SEC, such as our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date the statements were made. We do not undertake any obligation to update forward-looking information, except to the extent required by applicable law.

Use of Non-GAAP Measures

Celsius defines Adjusted EBITDA as net income before net interest income, income tax expense (benefit), and depreciation and amortization expense, further adjusted by excluding stock-based compensation expense, foreign exchange gains or losses, distributor termination fees and legal settlement costs. Adjusted EBITDA Margin is the ratio between the Company's Adjusted EBITDA and net revenue, expressed as a percentage. Adjusted diluted earnings per share is GAAP diluted earnings per share net of add backs and deductions for distributor termination, legal settlement costs, reorganization costs, acquisitions costs, and penalties. Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share are non-GAAP financial measures.

Celsius uses Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share for operational and financial decision-making and believes these measures are useful in evaluating its performance because they eliminate certain items that management does not consider indicators of Celsius' operating performance. Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share may also be used by many of Celsius' investors, securities analysts, and other interested parties in evaluating its operational and financial performance across reporting periods. Celsius believes that the presentation of Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share, provides useful information to investors by allowing an understanding of measures that it uses internally for operational decision-making, budgeting and assessing operating performance.

Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share are not recognized terms under GAAP and should not be considered as a substitute for net income or any other financial measure presented in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of Celsius' results as reported under GAAP. Celsius strongly encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

Because non-GAAP financial measures are not standardized, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted diluted earnings per share as defined by Celsius, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare Celsius' use of these non-GAAP financial measures with those used by other companies.

Industry and Market Data

Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable, but we have not independently verified the accuracy of this information. Any industry forecasts are based on data (including third-party data), models and experience of various professionals and are based on various assumptions, all of which are subject to change without notice. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in "Forward-Looking Statements." These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

2

THE WORLD’S MOST REFRESHING ENERGY DRINKS ON A MISSION TO INSPIRE PEOPLE TO LIVE FIT WITH THE ENERGY TO ACHIEVE THEIR GOALS 3

CELSIUS AT A GLANCE 2 PORTFOLIO BRANDS CELSIUS | ALANI NU #1 $3.5bn GROWTH BRAND IN RTD ENERGY2 RETAIL SALES IN THE U.S.1 FY 2024 FINANCIAL HIGHLIGHTSA CATEGORY GROWTH LEADER • Revenue: $1.36B • Gross Margin: 50.2% • Net Income: $145M • Adjusted EBITDA: $256M • Adjusted EBITDA Margin: 18.9% • Celsius Holdings contributed 50%1 of all energy drink category growth in 2024 • #3 energy drink portfolio in the U.S.1 with total U.S. share of 15.5% in tracked channels in 2024 • Brand CELSIUS® holds 98.7% ACV2; sold in over 241,000 U.S. retail outlets 1 Circana TOTAL U.S. MULO+ W/C Ful l Year 2024 RTD Energy Ended 12.29.24 (CELSIUS + Alani Nu on pro forma basis) 2 Circana TOTAL U.S. MULO+ W/C Ful l Year 2024 RTD Energy Ended 12.29.24 (CELSIUS) LIQUID REFRESHMENT BEVERAGE (LRB) BRAND IN THE U.S.2 #9 PREMIUM BRANDS | FUNCTIONAL INGREDIENTS | ZERO SUGAR 4

GROWTH STRATEGY MORE PEOPLE MORE PLACES MORE OFTEN ATTRACTING NEW CONSUMERS INTO THE ENERGY CATEGORY EXPANDING PRODUCT AVAILABILITY INCREASING CONSUMPTION FREQUENCY U ND E RPI N N ED BY O P ER AT I ON A L E XC E L LE N C E 5

CELSIUS
LIVE FIT
MANGO LEMONADE
CELSIUS
LIVE FIT
SPARKLING
MANGO LEMONADE
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
0 SUGAR
12 FL OZ (355mL)

Q1 2025 KEY MESSAGES

01 Acquisition of Alani Nu closed April 1; brand surpassed $1 billion in retail sales in L52W[1], reinforcing Celsius Holdings' leadership in modern energy.

02 CELSIUS held 10.9% share and Alani Nu reached 5.3% in MULO+ w/C[2]. Together, Celsius Holdings portfolio drove approximately 20% of category growth in Q1[2].

03 Strong start to 2025 spring resets delivered avg. 4.1 additional items per store for CELSIUS in MULO+ w/C[2], building on record 2024 space gains.

04 Strengthened operational excellence through an executive leadership addition, fully integrated Big Beverages, drove 52.3% gross margin in Q1 via sourcing efficiencies.

05 CELSIUS topline revenue declined 7% YoY due to early Q1 velocity softness, timing and structure of PEP incentives and retail promos, and lapping ESSENTIALS launch.

06 CELSIUS international revenue grew 41% YoY to $22.8M; strong ongoing global opportunity.

NOTES:
1. Circana Total US MULO+w/C L52W ended 4/13/25, RTD Energy
2. Circana Total US MULO+w/C L13W ended 3/30/25, RTD Energy

6

SUMMARY FINANCIALS (Millions except for percentages & EPS) 1Q 2025 1Q 2024 Change REVENUE $329.3 $355.7 (7)% N. AMERICA $306.5 $339.5 (10)% INTERNATIONAL $22.8 $16.2 41% GROSS MARGIN 52.3% 51.2% +110 BPS NET INCOME $44.4 $77.8 (43)% NET INCOME ATT. TO COMMON SHAREHOLDERS $34.4 $64.8 (47)% DILUTED EPS $0.15 $0.27 (44)% ADJUSTED DILUTED EPS $0.18 $0.27 (33)% ADJUSTED EBITDA $69.7 $88.0 (21)% FIRST QUARTER FINANCIAL HIGHLIGHTS 7

CELSIUS HOLDINGS IS GROWING THE ENERGY DRINK CATEGORY $0.14 $0.41 $1.01 $2.21 $2.71 $0.01 $0.14 $0.34 $0.51 $0.83 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2020 2021 2022 2023 2024 B il lio n s 4.3% 10% 25% 32% 30% 5% 8% 5% 20% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2020 2021 2022 2023 2024 CELH RETAIL SALES ACROSS TRACKED CHANNELS1 (MULO+ W/C | BILLIONS) CELH CONTRIBUTION TO CATEGORY GROWTH BY YEAR2 (MULO+ W/C) NOTES: 1. Circana US MULO+ W/C, RTD Energy full years 2020-2024, ended 12/29/24 2. Circana US MULO+ W/C, RTD Energy full years 2020-2024, ended 12/29/24 8 $0.15 $0.55 $1.35 $2.72 $3.54 2020 2021 2022 2023 2024 TOTAL CELH 4.3% 15% 33% 37% 50%

BRAND* Q1 2025 SHARE2 Q1 2025 $ CHG v YA2 1 37.1 $255.74 M 2 27.6 $111.80 M 16.2 $124.95 M 3 10.9 ($21.49) M 4 5.3 $146.44 M 5 3.5 $19.48 M 6 2.8 $16.05 M 7 2.6 ($21.47) M 8 2.5 ($13.75) M 9 2.1 ($1.57) M RETAIL SALES $2 33 .5 $2 18 .0 $2 16 .7 $ 2 1 3 .1 $2 11 .6 $ 2 0 8 .9 $ 2 0 0 .8 $1 88 .7 $1 84 .8 $ 1 8 1 .9 $1 91 .1 $2 12 .3 $ 2 1 8 .4 $5 7. 90 $5 9. 93 $ 5 9 .6 8 $6 5. 06 $7 8. 47 $ 7 8 .0 1 $7 1. 16 $7 8. 04 $7 9. 23 $7 9. 49 $9 3. 53 $1 10 .2 5 $ 1 2 3 .6 4 $0 $50 $100 $150 $200 $250 $300 $350 $400 5 /1 9/ 20 2 4 6 /1 6/ 20 2 4 7 /1 4/ 20 2 4 8 /1 1/ 20 2 4 9 /8 /2 02 4 1 0 /6 /2 0 2 4 1 1 /3 /2 0 2 4 1 2 /1 /2 0 2 4 1 2 /2 9 /2 0 2 4 1 /2 6/ 20 2 5 2 /2 3/ 20 2 5 3 /2 3/ 20 2 5 4 /2 0/ 20 2 5 M ill io ns *Third-party brand names, logos, and trademarks appearing in this presentation are the property of their respective owners. Their use is for informational and comparative purposes only and does not imply endorsement, affiliation, or sponsorship by or with Celsius Holdings , Inc. CELSIUS & ALANI NU MULO+ W/C RETAIL DOLLAR SALES LAST 13 PERIODS1 NOTES 1. Circana Total US MULO+ W/C, RTD Energy, L13P ended 4/20/25 2. Circana Total US MULO+ W/C, RTD Energy, L13W ended 3/30/25 9 $ 27 6. 66 $ 29 1. 39 $ 27 7. 88 $ 27 6. 41 $ 27 8. 13 $ 29 0. 05 $ 28 6. 90 $ 27 1. 91 $ 26 6. 79 $ 26 4. 02 $ 26 1. 38 $ 28 4. 63 $ 32 2. 56 $ 34 2. 08 TOTAL CELH CELH Tot. Portfolio

ENERGY MULO+ W/C DOLLAR SHARE NOTES: 1. Circana Total US MULO+ W/C dollar share of RTD Energy by quarter ended 3/30/25 4.6 5.1 5.4 6.2 8.2 9.7 11.2 11.4 12.3 12.3 11.7 11.0 10.9 31.3 30.5 30.4 30.8 30.3 29.3 28.7 28.6 28.0 27.6 27.4 27.5 27.6 38.1 38.6 38.6 39.1 37.1 36.8 36.0 36.4 35.8 36.4 36.5 37.5 37.1 1.7 1.8 1.9 1.8 2.0 2.0 2.6 2.7 3.1 3.2 4.0 4.3 5.3 6.3 6.8 7.3 8.0 10.2 11.7 13.8 14.1 15.4 15.5 15.7 15.3 16.2 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 TOP 3 BRAND $ SHARE OF MULO+ W/C BY QUARTER 2022-PRESENT CELSIUS MONSTER RED BULL ALANI NU CELH 10

CONSOLIDATED REVENUE QUARTERLY REVENUE LAST 5 QUARTERS (MILLIONS) $355.7 $402.0 $265.7 $332.2 $329.3 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 -31% YoY +37% YoY -7% YoY REVENUE (IN MILLIONS) +23% YoY -4% YoY 11 $0.0M $50.0M $100.0M $150.0M $200.0M $250.0M $300.0M $350.0M $400.0M $450.0M Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 Qtr2 Qtr3 Qtr4 Qtr1 2020 2021 2022 2023 2024 2025 North America INTL. Total

INTERNATIONAL SALES $16.2 $19.6 $18.6 $20.3 $22.8 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 NOTES: International revenue excludes N. America (U.S. and Canada) INTERNATIONAL REVENUE LAST 5 QUARTERS (IN MILLIONS) 12

0 50 100 150 200 250 GROSS PROFIT DOLLARS ADJ EBITDA DOLLARS 1Q 24 2Q 24 3Q 24 4Q 24 25.0% 1Q 25 52.3% 21.2% GROSS PROFIT GROSS PROFIT AND ADJUSTED EBITDA ($ IN MILLIONS) PERCENTAGES REPRESENT QUARTERLY PERCENTAGE OF REVENUE 24.7% 52.0% 46.0% 1.7% 51.2% 50.2% 18.9% 13

APPENDIX 14

CELSIUS NON-GAAP EBITDA SCHEDULE The company reports financial results in accordance with generally accepted accounting principles in the United States (“GAAP”), but management believes that disclosure of Adjusted EBITDA and Adjusted EBITDA Margin, non-GAAP financial measures that management uses to assess our performance, may provide users with additional insights into operating performance. See “Use of Non-GAAP Measures” above. (Figures in thousands) Three months ended March 31, 2025 2024 Net income (GAAP measure) $ 44,419 $ 77,811 Add back/(Deduct): Net interest income (7,846) (9,640) Provision for income taxes 16,574 14,650 Depreciation and amortization expense 2,611 1,229 Non-GAAP EBITDA 55,758 84,050 Stock-based compensation1 5,029 3,563 Foreign exchange (920) 369 Acquisition Costs2 9,112 — Penalties3 710 — Non-GAAP Adjusted EBITDA $ 69,689 $ 87,982 Non-GAAP Adjusted EBITDA Margin 21.2% 24.7% 1 Selling, general and administrative expenses related to employee non-cash stock-based compensation expense. Stock-based compensation expense consists of non-cash charges for the estimated fair value of unvested restricted share unit and stock option awards granted to employees and directors. The Company believes that the exclusion provides a more accurate comparison of operating results and is useful to investors to understand the impact that stock-based compensation expense has on its operating results. 2 Acquisition costs include fees for professional services incurred during the first quarter ended March 31, 2025, related to a business acquisition. 3 Accrued expense in the quarter ended March 31, 2025, related to contractual co-packer obligations. 15

CELSIUS NON-GAAP EPS SCHEDULE The company reports financial results in accordance with generally accepted accounting principles in the United States (“GAAP”), but management believes that disclosure adjusted diluted earnings per share, a non-GAAP financial measure that management uses to assess our performance, may provide users with additional insights into operating performance. See “Use of Non-GAAP Measures” above. Three months ended March 31, 2025 2024 Diluted Earnings per share (GAAP measure) $0.15 $0.27 Add back/(Deduct)1: Acquisition Costs2 $0.03 — Non-GAAP Diluted Earnings per share $0.18 $0.27 Reconciliation of GAAP diluted Earnings per share to non-GAAP Adjusted diluted Earnings per share 1Acquisition costs include fees for professional services incurred during the first quarter ended March 31, 2025, related to a business acquisition. 2Add backs and deductions are net of their respective impacts from tax and reallocation of earnings to partic ipating securitie s. The total tax effect of the adjusted items for the quarter ended March 31, 2025 is $(0.01), which includes the tax effect of deductible acquisition costs and penalties related to contractual co-packer obligations. There were no adjusted items for the quarter ended March 31, 2 024. Tax effec ts are determined based on the tax treatment of the related item, the inc remental statutory rate of the jurisdictions pertaining to the adjustment, and their effects on pre-tax income (loss). 16